                                                                    Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 1, 2000 included in Ashford.com, Inc.'s Form 10-K for the year ended March 31, 2000 and to all references to our firm included in this Registration Statement.



/s/ ARTHUR ANDERSEN LLP

Houston, Texas
February 2, 2001